              PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.

                       INSTITUTIONAL MONEY MARKET SERIES
                      Statement of Additional Information
                                 May 28, 2004

   Prudential Institutional Liquidity Portfolio, Inc.--Institutional Money Market Series (the Fund) is an open-end diversified management investment company whose investment objective is high current income consistent with the preservation of principal and liquidity. The Fund offers Class A shares and Class I shares. The Fund pursues this objective by investing primarily in a portfolio of short-term money market instruments maturing within thirteen months of the date of acquisition. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests" in the Fund's prospectus for Class A shares or Class I shares, as applicable, and "Description of the Fund, its Investments and Risks" below.

   The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 521-7466.

   This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's prospectus for Class A shares or Class I shares, as applicable, each dated May 26, 2004 (the Prospectus). A copy of the Prospectus may be obtained at no charge from the Fund upon request at the address or telephone number noted above.

   The Fund's audited financial statements for the fiscal year ended March 31, 2004 are incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-05336). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Fund History.............................................................  B-2
Description of the Fund, Its Investments and Risks.......................  B-2
Investment Restrictions..................................................  B-6
Management of the Fund...................................................  B-7
Control Persons and Principal Holders of Securities...................... B-13
Investment Advisory and Other Services................................... B-14
Brokerage Allocation and Other Practices................................. B-18
Securities and Organization.............................................. B-19
Purchase, Redemption and Pricing of Fund Shares.......................... B-19
Net Asset Value.......................................................... B-20
Taxes, Dividends and Distributions....................................... B-21
Calculation of Yield..................................................... B-24
Financial Statements..................................................... B-24
Appendix I--Description of Ratings.......................................  I-1
Appendix II--Proxy Voting Policies of the Subadviser..................... II-1

--------------------------------------------------------------------------------

MF137B

                                 FUND HISTORY

   The Fund was organized as a corporation under the laws of Maryland on September 1, 1987.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

   (a) Classification. The Fund is an open-end diversified management investment company.

   (b) Investment Strategies and Risks.

   The Fund's investment objective is high current income consistent with the preservation of principal and liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in the Prospectuses for the Fund's Class A shares and Class I shares, the Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you can lose money.

OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES

   Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund does not intend to purchase Treasury Receipts, TIGRs or CATS during the coming year.

Floating Rate and Variable Rate Securities

   The Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide a rate that is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

Demand Features and Guarantees

   The Fund may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to shorten the maturity of the underlying instrument. Second, the demand feature, if unconditional, can be used to evaluate the credit quality of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

   A guarantee is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

   The Fund can invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Rule 2a-7 under the Investment Company Act of 1940, as amended (the 1940 Act) provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities directly issued by, or supported by, second tier demand features or guarantees that are issued by the institution that issued such second tier securities.

Lending of Securities

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio to brokers, dealers and financial institutions, provided that outstanding loans of the Fund do not exceed in the aggregate 15% of the value of the Fund's total assets and, provided that such loans are callable at any time by the Fund and are at all times secured by cash or U.S. Government securities that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the loaned securities may be voted by the Fund.

   A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

   The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Illiquid Securities

   The Fund may not hold more than 10% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable (either within or outside of the United States). Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

   A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

   Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

   Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Fund's Board of Directors. The Fund's investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on
Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to a demand right are deemed to have a maturity equal to the notice period.

Borrowing

   The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 15% of the value of its total assets taken at the lower of cost or current value for temporary or emergency purposes. The Fund may pledge up to and including 15% of its total assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its net assets.

Repurchase Agreements

   The Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. Such collateral will be held by the Custodian, directly or through a sub-custodian, and will be maintained physically or in a book-entry account.

   The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds upon sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss if the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code because the law regarding the rights of the trust is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

Reverse Repurchase Agreements

   Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash or other liquid assets maturing not later than the expiration of the reverse repurchase agreements having a value equal to or greater than such commitments.

When-issued and Delayed Delivery Securities

   The Fund may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those in which the date of delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments to purchase such when-issued securities only with the intention of actually acquiring the securities. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the when-issued security prior to its receipt of, and payment for, the security, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

Municipal Debt Obligations

   The Fund may purchase municipal debt obligations which include, but are not limited to, those described below. The Fund intends to invest in securities that are currently available or which may be developed in the future, and are appropriate to allow the Fund's investment adviser to pursue the Fund's respective investment objectives.

   Municipal Bonds.  Municipal bonds may be general obligation or revenue bonds.

      General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Municipal bonds are generally issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may also be issued to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities.

      Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Some municipal revenue bonds also include bonds issued through or on behalf of public authorities in order to obtain funds with which to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. The bonds typically are revenue bonds and generally do not carry the pledge of the issuing authority's credit.

   Municipal Notes. Municipal notes are short-term obligations generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of municipal notes include but are not limited to tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues, are usually general obligations of the issuing municipality or agency.

   Municipal notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases municipal commercial paper may be backed by letters of credit, lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

   The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the 1940 Act's diversification requirements of Rule 2a-7.

   Municipal Asset Backed Securities. The Fund may purchase municipal asset backed securities. These securities are debt obligations, often times issued through a trust or other investment vehicles, that are backed by municipal debt obligations and accompanied by a liquidity facility to comply with Rule 2a-7. Unlike investments in collateralized mortgage obligations, the Fund's investment in securities of such issuers are subject to limitations imposed by the 1940 Act.

Segregated Assets

   The Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include when-issued and delayed delivery securities, futures contracts, written options and options in futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market bi-weekly.

                            INVESTMENT RESTRICTIONS

   The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

   The following investment restrictions are fundamental policies of the Fund and may not be changed except as described above.

      1. The Fund may not: Issue senior securities or borrow money or pledge its assets, except as permitted by the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

      2. The Fund may not: Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by the 1940 Act Laws, Interpretations and Exemptions.

      3. The Fund may not: Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      4. The Fund may not: Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      5. The Fund may not: Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      6. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

      7. The Fund may not: Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

   The following are non-fundamental policies of the Fund, meaning that the policies may be changed with the approval of the Board of Directors and without shareholder approval:

      1. The Fund may not: Make investments for the purpose of exercising control or management.

      2. The Fund may not: Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

      3. The Fund may not: Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by restriction number 2 relating to investing in securities of other registered investment companies.

   In addition, the Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name.

                            MANAGEMENT OF THE FUND

   Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors". Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors". "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

                             Independent Directors

                                                                                     Number of
                                              Term of                              Portfolios in
                                           Office*** and                           Fund Complex
                             Position with   Length of    Principal Occupations      Overseen    Other Directorships Held
  Name, Address** and Age      the Fund     Time Served   During Past Five Years    by Director    by the Director****
  -----------------------    ------------- ------------- ------------------------  ------------- ------------------------
David E. A. Carson (69)        Director        Since     Director (January              89       Director of United
                                               2003      2000-May 2000), Chairman                Illuminating and UIL
                                                         (January 1999-December                  Holdings (utility
                                                         1999), Chairman and                     company), since 1993.
                                                         Chief Executive Officer
                                                         (January 1998-December
                                                         1998) and President,
                                                         Chairman and Chief
                                                         Executive Officer of
                                                         People's Bank
                                                         (1983-1997).

Robert E. La Blanc (70)        Director        Since     President (since 1981)         97       Director of Storage
                                               1996      of Robert E. La Blanc                   Technology Corporation
                                                         Associates, Inc.                        (since 1979)
                                                         (telecommunications);                   (technology); Chartered
                                                         formerly General Partner                Semiconductor
                                                         at Salomon Brothers and                 Manufacturing, Ltd.
                                                         Vice-Chairman of                        (since 1998); Titan
                                                         Continental Telecom;                    Corporation
                                                         Trustee of Manhattan                    (electronics) (since
                                                         College.                                1995); Computer
                                                                                                 Associates
                                                                                                 International, Inc.
                                                                                                 (since 2002) (software
                                                                                                 company); FiberNet
                                                                                                 Telecom Group, Inc.
                                                                                                 (since 2003) (telecom
                                                                                                 company); Director
                                                                                                 (since April 1999) of
                                                                                                 the High Yield Plus
                                                                                                 Fund, Inc.

Douglas H. McCorkindale (64)   Director        Since     Chairman (since February       90       Director of Gannett Co.,
                                               2003      2001), Chief Executive                  Inc. Director of
                                                         Officer (since June                     Continental Airlines,
                                                         2000) and President                     Inc. (since May 1993);
                                                         (since September 1997)                  Director of Lockheed
                                                         of Gannett Co. Inc.                     Martin Corp. (since May
                                                         (publishing and media);                 2001) (aerospace and
                                                         formerly Vice Chairman                  defense); Director of
                                                         (March 1984-May 2000) of                High Yield Plus Fund,
                                                         Gannett Co. Inc.                        Inc. (since 1996).

                                                                                  Number of
                                           Term of                              Portfolios in
                                        Office*** and                           Fund Complex
                          Position with   Length of    Principal Occupations      Overseen    Other Directorships Held
 Name, Address** and Age    the Fund     Time Served   During Past Five Years    by Director    by the Director****
 -----------------------  ------------- ------------- ------------------------- ------------- -------------------------

Richard A. Redeker (60)     Director      Since       Management Consultant;         91
                                          2003        Director of Invesmart,
                                                      Inc. (since 2001) and
                                                      Director of Penn Tank
                                                      Lines, Inc. (since 1999).

Robin B. Smith (64)         Director      Since       Chairman of the Board          96       Director of BellSouth
                                          1987        (since January 2003) of                 Corporation (since 1992).
                                                      Publishers Clearing
                                                      House (direct
                                                      marketing); formerly
                                                      Chairman and Chief
                                                      Executive Officer
                                                      (August 1996-January
                                                      2003) of Publishers
                                                      Clearing House.

Stephen D. Stoneburn (60)   Director      Since       President and Chief            94                  --
                                          1996        Executive Officer (since
                                                      June 1996) of Quadrant
                                                      Media Corp. (a
                                                      publishing company);
                                                      formerly President (June
                                                      1995-June 1996) of Argus
                                                      Integrated Media, Inc.;
                                                      Senior Vice President
                                                      and Managing Director
                                                      (January 1993-1995) of
                                                      Cowles Business Media
                                                      and Senior Vice
                                                      President of Fairchild
                                                      Publications, Inc.
                                                      (1975-1989).

Clay T. Whitehead (65)      Director      Since       President (since 1983)         95       Director (since 2000) of
                                          1999        of National Exchange                    the High Yield Plus
                                                      Inc. (new business                      Fund, Inc.
                                                      development firm).

                                                 Interested Directors
Judy A. Rice (56)*          President     Director    President, Chief               94                  --
                            and           since       Executive Officer, Chief
                            Director      2000 and    Operating Officer and
                                          President   Officer-in-Charge (since
                                          since       2003) of PI; Director,
                                          2003        Officer-in-Charge,
                                                      President, Chief
                                                      Executive Officer and
                                                      Chief Operating Officer
                                                      (since May 2003) of
                                                      American Skandia
                                                      Advisory Services, Inc.
                                                      and American Skandia
                                                      Investment Services,
                                                      Inc.; Director,
                                                      Officer-in-Charge,
                                                      President, Chief
                                                      Executive Officer (since
                                                      May 2003) of American
                                                      Skandia Fund Services,
                                                      Inc.; Vice President
                                                      (since February 1999) of
                                                      Prudential Investment
                                                      Management Services LLC
                                                      (PIMS), President, Chief
                                                      Executive Officer and
                                                      Officer-in-Charge (since
                                                      April 2003) of
                                                      Prudential Mutual Fund
                                                      Services LLC (PMFS);
                                                      formerly various
                                                      positions to Senior Vice
                                                      President (1992-1999) of
                                                      Prudential Securities;
                                                      and various positions to
                                                      Managing Director
                                                      (1975-1992) of Salomon
                                                      Smith Barney; Member of
                                                      Board of Governors of
                                                      the Money Management
                                                      Institute.

                                                                                Number of
                                         Term of                              Portfolios in
                                      Office*** and                           Fund Complex
                        Position with   Length of    Principal Occupations      Overseen    Other Directorships Held
Name, Address** and Age   the Fund     Time Served   During Past Five Years    by Director    by the Director****
----------------------- ------------- ------------- ------------------------  ------------- ------------------------

 Robert F. Gunia (57)*    Vice            Since     Chief Administrative           178      Vice President and
                          President       1996      Officer (since June                     Director (since May
                          and                       1999) of PI; Executive                  1989) and Treasurer
                          Director                  Vice President and                      (since 1999) of The Asia
                                                    Treasurer (since January                Pacific Fund, Inc.
                                                    1996) of PI; President
                                                    (since April 1999) of
                                                    PIMS; Corporate Vice
                                                    President (since
                                                    September 1997) of The
                                                    Prudential Insurance
                                                    Company of America;
                                                    Director, Executive Vice
                                                    President and Chief
                                                    Administrative Officer
                                                    (since May 2003) of
                                                    American Skandia
                                                    Investment Services,
                                                    Inc.; American Skandia
                                                    Advisory Services, Inc.;
                                                    and American Skandia
                                                    Fund Services, Inc.;
                                                    Executive Vice President
                                                    (since March 1999) and
                                                    Treasurer (since May
                                                    2000) of PMFS; formerly
                                                    Senior Vice President
                                                    (March 1987-May 1999) of
                                                    Prudential Securities.

   Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                   Officers

                                                         Term of
                                                      Office*** and
                                   Position with        Length of                   Principal Occupations
   Name, Address** and Age             Fund            Time Served                  During Past Five Years
   -----------------------    ----------------------- ------------- -------------------------------------------------------
Marguerite E.H. Morrison (48) Chief Legal Officer and   Chief       Vice President and Chief Legal Officer--Mutual Funds
                              Assistant Secretary       Legal       and Unit Investment Trusts (since August 2000) of
                                                        Officer     Prudential; Senior Vice President and Secretary (since
                                                        Since       April 2003) of PI; Senior Vice President and Secretary
                                                        2003        (since May 2003) of American Skandia Investment
                                                        and         Services, Inc., American Skandia Advisory Services,
                                                        Assistant   Inc. and American Skandia Fund Services, Inc., Vice
                                                        Secretary   President and Assistant Secretary of PIMS (since
                                                        Since       October 2001); previously Senior Vice President and
                                                        2002        Assistant Secretary (February 2001-April 2003) of PI,
                                                                    Vice President and Associate General Counsel
                                                                    (December 1996-February 2001) of PI.

Grace C. Torres (44)          Treasurer and Principal   Since       Senior Vice President (since January 2000) of PI;
                              Financial and             1997        Senior Vice President and Assistant Treasurer (since
                              Accounting Officer                    May 2003) of American Skandia Investment Services,
                                                                    Inc. and American Skandia Advisory Services, Inc.;
                                                                    formerly First Vice President (December 1996-
                                                                    January 2000) of PI and First Vice President (March
                                                                    1993-May 1999) of Prudential Securities.

Jonathan D. Shain (45)        Secretary                 Since       Vice President and Corporate Counsel (since August
                                                        2001        1998) of Prudential; Vice President and Assistant
                                                                    Secretary (since May 2003) of American Skandia
                                                                    Investment Services, Inc. and American Skandia Fund
                                                                    Services, Inc.; formerly Attorney with Fleet Bank, N.A.
                                                                    (January 1997-July 1998).

                                                 Term of
                                              Office*** and
                            Position with       Length of                  Principal Occupations
Name, Address** and Age         Fund           Time Served                 During Past Five Years
----------------------- --------------------- ------------- -----------------------------------------------------

Lee D. Augsburger (44)  Chief Compliance          Since     Vice President and Chief Compliance Officer (Since
                        Officer                   2004      May 2003) of PI; Vice President and Chief Compliance
                                                            officer (Since October 2000) of Prudential Investment
                                                            Management, Inc.; formerly Vice President and Chief
                                                            Legal Officer-Annuities (August 1999-October 2000) of
                                                            Prudential Insurance Company of America; Vice
                                                            President and Corporate Counsel (November 1997-
                                                            August 1999) of Prudential Insurance Company of
                                                            America.

Maryanne Ryan (39)      Anti-Money Laundering     Since     Vice President, Prudential (since November 1998),
                        Compliance Officer        2002      First Vice President, Prudential Securities (March
                                                            1997-May 1998); Anti-Money Laundering Compliance
                                                            Officer (since May 2003) of American Skandia
                                                            Investment Services, Inc., American Skandia Advisory
                                                            Services, Inc. and American Skandia Marketing, Inc.

----------
+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.
* "Interested" Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).
**  Unless otherwise noted, the address of the Directors and Officers is c/o:
    Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
*** There is no set term of office for Directors and Officers. The Independent
    Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Director and/or Officer.
**** This column includes only directorships of companies required to register, or file report(s) with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy, in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plan", the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may contract for advisory and management services for the Fund or for any of its series (or class thereof). Any such contract may permit the Manager to delegate certain or all of its duties under such contracts to qualified investment advisers and administrators.

   Directors and Officers of the Fund are also directors, trustees and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

   Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

                           Standing Board Committees

   The Fund's Board of Directors (the Board) has established three standing committees in connection with the governance of the Fund--Audit, Nominating and Valuation.

   The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The
Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with generally accepted auditing standards.
The Audit Committee met seven times during the fiscal year ended March 31, 2004.

   The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met three times during the fiscal year ended March 31, 2004.

   The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee did not meet during the fiscal year ended March 31, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.

   In addition to the three standing Committees of the Fund, the Board has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden or Strategic Partners mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent Directors or independent trustees from other funds in the JennisonDryden and Strategic Partners mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent directors and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors or trustees of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

                                 Compensation

   The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as result of the introduction of additional funds upon whose Boards the Directors may be asked to serve.

   Independent Directors may defer receipt of their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors' fees daily, which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

   The Fund has no retirement or pension plan for its Directors.

   The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended March 31, 2004 to the Independent Directors. The table also shows aggregate compensation paid to those Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.

                             Compensation Table/1/

                                                                                  Total 2003
                                                                               Compensation From
                                        Pension or Retirement                    Fund and Fund
                            Aggregate     Benefits Accrued       Estimated       Complex Paid
                           Compensation      as Part of       Annual Benefits   to Independent
Name and Position           From Fund     Company Expenses    Upon Retirement      Directors
-----------------          ------------ --------------------- --------------- -------------------
David E.A. Carson             $2,757            None               None       $ 89,500 (37/90)/3/
Delayne Dedrick Gold/4/       $1,039            None               None       $216,300  (8/85)/3/
Robert E. La Blanc            $3,947            None               None       $195,800 (42/98)/3/
Douglas H. McCorkindale/2/    $2,620            None               None       $159,800 (38/91)/3/
Stephen P. Munn/6/            $1,838            None               None       $166,300 (42/98)/3/
Richard A Redeker             $3,067            None               None       $169,800 (38/92)/3/
Robin B. Smith/2/             $3,790            None               None       $173,500 (41/97)/3/
Stephen D. Stoneburn          $3,966            None               None       $181,300 (40/95)/3/
Nancy H. Teeters/5/           $5,400            None               None       $140,000 (37/90)/3/
Clay T. Whitehead             $4,131            None               None       $223,300 (41/96)/3/

----------
/1/ Interested Directors and Officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.
/2/ Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Mr. McCorkindale and Ms. Smith, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2003, the total amount of compensation for the year amounted to $274,573 for Mr. McCorkindale and $388,622 for Ms. Smith.
/3/ Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 52 portfolios and 191 funds.
/4/  Effective July 1, 2003, Ms. Gold ceased to be a Director of the Fund.
/5/  Effective April 23, 2003, Nancy H. Teeters became a Director Emeritus.
/6/  Effective November 30, 2003, Mr. Munn ceased to be a Director of the Fund.

   The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2003.

                        Director Share Ownership Table

                             Independent Directors

                                          Aggregate Dollar Range of
                                          Equity Securities in All
                         Dollar Range of    Registered Investment
                        Equity Securities   Companies Overseen By
Name of Director           in the Fund    Director in Fund Complex
----------------        ----------------- -------------------------
David E.A. Carson              --              $10,001-$50,000
Robert E. La Blanc             --               over $100,000
Douglas H. McCorkindale        --               over $100,000
Richard A. Redeker             --               over $100,000
Robin B. Smith                 --               over $100,000
Stephen D. Stoneburn           --               over $100,000
Clay T. Whitehead              --               over $100,000

                             Interested Directors

                                   Aggregate Dollar Range of
                                   Equity Securities in All
                  Dollar Range of    Registered Investment
                 Equity Securities   Companies Overseen By
Name of Director    in the Fund    Director in Fund Complex
---------------- ----------------- -------------------------
Robert F. Gunia         --               Over $100,000
Judy A. Rice            --               Over $100,000

   The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2003.

                           Name of
                         Owners and
                        Relationships         Title of  Value of  Percent
Name of Director         to Director  Company  Class   Securities of Class
----------------        ------------- ------- -------- ---------- --------
David E. A. Carson           --         --       --        --        --
Robert E. La Blanc           --         --       --        --        --
Douglas H. McCorkindale      --         --       --        --        --
Richard A. Redecker          --         --       --        --        --
Robin B. Smith               --         --       --        --        --
Stephen Stoneburn            --         --       --        --        --
Clay T. Whitehead            --         --       --        --        --

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   As of May 14, 2004, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of Common Stock of the Fund.

   As of May 14, 2004, the beneficial owners, directly or indirectly, of more than 5% of a class of the outstanding Common Stock of the Fund were:

                                                                   No. Shares /
Name                                     Address          Class     % of Class
----                             ------------------------ ----- ------------------
US Bank National                 2 Gateway Center FI 7th    I    104,801,997/5.26%
Association A For DSCA (FSB) ACC Newark, NJ 07102
David Morrison
Corp TST Svcs EP-MN-T3DM

Johnson & Johnson                One Johnson & Johnson      I    125,000,000/6.28%
                                 Plaza
                                 Room #WH3383
                                 New Brunswick, NJ 08933

Retirement Services Pool I       36th Floor                 I    100,844,246/5.06%
C/O Investment Acct. G           1999 Avenue of the Stars
                                 Los Angeles, CA 90067

Solectron Corporation            847 Gibraltar Drive        I   249,430,049/12.53%
Sandra Tullis                    Milpitas, CA 94089

   As of May 14, 2004, Wachovia Securities, LLC (Wachovia Securities) was the record holder for other beneficial owners of the following:

                          Class No. Shares/% of Class
                          ----- ---------------------
                            I    121,424,438/56.17%

                    INVESTMENT ADVISORY AND OTHER SERVICES

(a) Manager and Investment Adviser

   The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed-Manager" in the Prospectus. As of March 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $107.4 billion.

   PI is a wholly owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent or PMFS), an affiliate of the Manager serves as the transfer agent and dividend-disbursing agent for the Prudential mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

   Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

   PI will review the performance of any subadvisers and make recommendations to the Board of Directors with respect to the retention of the subadvisers, and the renewal of any subadvisory agreements. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

   For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .20 of 1% of the Fund's average daily net assets for each of Class A and Class I shares. The fee is computed daily and payable monthly. PI has contractually agreed to limit its fee to .15% of 1% of the Fund's average daily net assets for each of Class A and Class I shares for the fiscal year ending March 31, 2005 and contractually limited its fee to .15 of 1% of the Fund's average daily net assets for each of Class A and Class I shares for the fiscal year ended March 31, 2004.

   In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

      (1) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Independent Directors;

      (2) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

      (3) the costs and expenses payable to any Subadviser pursuant to any subadvisory agreement between the Manager and a Subadviser.

   Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses; (1) the fee payable to the Manager, (2) the fees and expenses of Independent Directors, (3) the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (4) the charges and expenses of the Fund's legal counsel and independent accountants, (5) brokerage commissions, if any, and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (6) all taxes and corporate fees payable by the Fund to governmental agencies, (7) the fees of any trade association of which the Fund is a member, (8) the cost of stock certificates representing shares of the Fund, (9) the cost of fidelity and liability insurance, (10) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and the fees and expenses of registration and notice filings made in accordance with state securities laws, (11) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing report, proxy statements and prospectuses to shareholders, (12) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (13) distribution and service fees.

   The Management Agreement also provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

   The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days' or less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

   For the fiscal years ended March 31, 2004, 2003 and 2002, PI received management fees of $3,108,806, $5,078,049 and $6,297,216, respectively, from the Fund.

   PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIM's performance of such services. PIM is paid by PI at an annual rate of .035 of 1% of the Fund's average daily net assets (representing half of the compensation received from the Fund by PI). For the fiscal years ended March 31, 2004, 2003 and 2002, PIM received $725,388, $1,184,878 and $1,469,350 from PI, respectively.

   The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the 1940 Act.

(b) Matters Considered by the Board

   The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 29, 2003 at a meeting called for that purpose and were approved again in the same manner at the annual meeting of shareholders held on July 2, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and the Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

   With respect to the nature and quality of the services provided by the Manager and the Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, five and ten years. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Subadviser. The Board reviewed the Manager's and the Subadviser's use of brokers or dealers in Fund transactions that provided research and other services to them, and the benefits derived by the Fund from such services. The Board also considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Fund.

   With respect to the overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates, by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management or advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

   Principal Underwriter, Distributor and Rule 12b-1 Plan. Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. See "How the Fund Is Managed--Distributor" in the Prospectuses. PIMS is a subsidiary of Prudential.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

   Distribution and Service Plan. Under the Fund's Distribution and Service Plan for the Class A shares (the Plan) and the Distribution Agreement, the Fund pays the Distributor a distribution and service fee of up to 0.12% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly. Under the Plan, the Fund is required to pay the distribution an service fee as reimbursement of the expenses incurred by the Distributor. The Distributor will incur the expenses of distributing the Class I shares, none of which are reimbursed by or paid for by the Fund. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Plan to .05 of 1% of the average daily net assets of the Class A shares of the Fund for the fiscal year ending March 31, 2005 and contractually limited its distribution and (12b-1) fees for the fiscal year ended March 31, 2004 to .05 of 1% of the average daily net assets of the Fund's Class A shares.

   For the fiscal year ended March 31, 2004, the Distributor received payments of $191,837 under the Plan. This amount was spent as reimbursement to brokers who sold Class A shares.

   The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without shareholder approval, and all material amendments must also be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

   Pursuant to the Plan, the Directors will be provided with, and will review at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

   Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

   NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of the Fund's Class A shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. Class I shares of the Fund do not carry an asset-based sales charge. The annual asset-based sales charge on Class A shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to Class A shares rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of Class A shares, all sales charges on Class A shares would be suspended.

Other Service Providers

   State Street Bank and Trust Company, One Heritage Drive, North Quincy, MA 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.

   Prudential Mutual Fund Services LLC (PMFS), 194 Wood Ave. South, Iselin, NJ 08830, serves as the transfer agent and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives a monthly fee plus its out-of-pocket expenses, including but not limited to postage, stationary, printing, allocable communications and other costs.

   KPMG LLP, 757 Third Avenue, New York, NY 10017, serves as the Fund's independent auditors and in that capacity audits the Fund's annual financial statements.

Codes Of Ethics

   The Board of Directors has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (collectively, the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

   The Board has delegated to the Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment adviser (Subadviser) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

   The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

   The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

   A copy of the proxy voting policies of the Fund's Subadviser is set forth in Appendix II of this SAI.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

   In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances.

   While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Prudential Securities as broker or dealer.

   During the fiscal years ended March 31, 2004, 2003 and 2002, the Fund paid no brokerage commissions.

   The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents during their most recent fiscal year. As of March 31, 2004, the Fund held the following securities:

           Dealer                                   Holding  (000)
           ------                                   ------- --------
           Merrill Lynch & Co.                       Debt   $102,892
           Goldman, Sachs & Co.                      Debt     78,000
           Credit Suisse First Boston Corp           Debt     55,989

                          SECURITIES AND ORGANIZATION

   Prudential Institutional Liquidity Portfolio, Inc. is authorized to issue 15 billion shares of common stock, $.001 par value per share divided into two series, Institutional Money Market Series (10 billion shares) and Liquid Assets Series (5 billion shares). Only the Institutional Money Market Series is offered at this time, and is divided into two classes, designated Class A and Class I common stock. Of the 10 billion authorized shares of common stock of the Institutional Money Market Series, 5 billion shares consist of Class A shares and 5 billion shares consist of Class I shares.

   Each class represents an interest in the same assets of the Fund and is identical in all respects except that (1) Class A shares are subject to distribution and/or service fees, (2) Class I shares are not subject to any distribution and/or service fees, and (3) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder.

   The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Purchase of Shares

   The Fund reserves the right to reject any initial or subsequent purchase order and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.

   Shares of the Fund may be purchased and redeemed by investors through the Distributor or directly through Prudential Mutual Fund Services LLC (PMFS).

Multiple Accounts

   An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under "How to Buy and Sell Shares of the Fund--How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account

   Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Redemption in Kind

   If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Any such securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

Restrictions On Sale

   The Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange (NYSE) is closed other than customary weekend and holiday closings or
(b) during which trading on NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
(3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission by rules and regulations determines the conditions under which (a) trading shall be deemed to be restricted and (b) an emergency is deemed to exist within the meaning of clause
(2) above.

                                NET ASSET VALUE

   The Fund's net asset value (NAV) per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is computed at 4:00 p.m., New York time, on days that the NYSE is open for trading, or in the event that the NYSE is closed, the earlier of the time when the U.S. Government bond market or the U.S. Federal Reserve banks close.

   The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Board has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

   The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company

   The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

   In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

   The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

   If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

   A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

   The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

   The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Fund Distributions

   The Fund anticipates distributing substantially all of its net investment income for each taxable year. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be designated as qualified dividend income and none of its distributions will be eligible for the dividends received deduction generally allowed to U.S. corporations with respect to dividends received from qualifying domestic corporations under the Internal Revenue Code. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

   Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

   The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

   Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

   Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

   Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

   It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

   In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

   The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

   Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

   In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

   The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

State and Local Tax Matters

   Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

   Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             CALCULATION OF YIELD

   The Fund will prepare a current quotation of yield daily. The Yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

   Effective yield = [(base period return + 1)/365/7/] - 1

   The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in a Fund is held, but also in changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

                             FINANCIAL STATEMENTS

   The Fund's financial statements for the fiscal year ended March 31, 2004, incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-05336), have been so incorporated in reliance on the report of KPMG LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 521-7466, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark,
NJ 07102.

                                  APPENDIX I

                            DESCRIPTION OF RATINGS

MOODY'S INVESTORS SERVICE, INC.

Debt Ratings

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structure with moderate reliance on debt and ample protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternative liquidity.

   PRIME-2: Issuers rate Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liability is maintained.

   MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

STANDARD & POOR'S RATINGS SERVICES

Long-Term Issue Credit Ratings

   AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

   AA: An obligation rated AA differs from the highest-rated obligation only in small degrees. The obligator's capacity to meet its financial commitment on the obligation is extremely strong.

   A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligator's capacity to meet its financial commitment on the obligation is still strong.

   BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

   Plus (+) or Minus (--): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

   A-1: The designation indicated that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

   An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

--Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

--Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

   SP-1: Strong capacity to pay principal and interest. An issue determined to posses a very strong capacity to pay debt service is given a plus (+) designation.

   SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH RATINGS

International Long-Term Credit Ratings

   AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

   BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Short-Term Debt Ratings

   F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   Plus (+) or minus (--): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F-1.

                                  APPENDIX II

                    PROXY VOTING POLICIES OF THE SUBADVISER

                      SUMMARY OF PIM PROXY VOTING POLICY

   The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

   Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

   A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

   In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                 VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

   The PIM Asset Management Units listed below are divisions within PIM and, therefore, the proxy voting policies of PIM detailed above, including with respect to conflicts, apply to each of the PIM Asset Management Units.

Prudential Public Fixed Income

   As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  .   a proposal regarding a merger, acquisition or reorganization,

  . a proposal that is not addressed in the unit's detailed policy statement, or

  . circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Quantitative Management

   This asset management unit applies quantitative investment processes when providing investment advisory services to its clients. Generally, when a proxy is received, this unit will vote in accordance with a predetermined set of votes set forth in a policy established by the unit's proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

Prudential Real Estate Investors

   As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

  .   a proposal regarding a merger, acquisition or reorganization,

  . a proposal that is not addressed in the unit's detailed policy statement, or

  . circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

   As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.


                                     II-2